UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2006
TD AMERITRADE Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-49992	82-0543156
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification Number)
incorporation)

4211 South 102nd Street
Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 23, 2006, TD AMERITRADE Holding Corporation (“TD AMERITRADE”) entered into an amendment to the employment agreement (the “Amended Agreement”) with Joseph H. Moglia, TD AMERITRADE’s Chief Executive Officer.
The Amended Agreement is identical in all respects to the employment agreement entered into on May 19, 2006, except that Mr. Moglia’s base salary is payable beginning March 1, 2006, instead of May 19, 2006.
The Amended Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1	Employment Agreement of Joseph H. Moglia, as amended

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION

Date: June 29, 2006	By:	/s/ John R. MacDonald

		Name:	John R. MacDonald
		Title:	Executive Vice President, Chief Financial
Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement of Joseph H. Moglia, as amended